Signet Student Loan Trust 1996-A
Statement to Noteholders and Certificateholders
Interest Payment Date:                 6/25/97
Reporting Period:                      5/1/97-5/31/97

  ----------------------------------------------------------------------------------------------------------------------------------
     I.       Deal Parameters

           --------------------------------------------------------------------------------------------
       A   Student Loan Portfolio Characteristics                        11/1/96           5/31/97
           --------------------------------------------------------------------------------------------
           I    Principal Balance                                     399,468,977.20     376,282,659.69
           ii   Interest to be Capitalized                              5,121,821.58       3,340,358.83
                                                                   ------------------------------------
           iii  Pool Balance                                          404,590,798.78     379,623,018.52

       B   I    Weighted Average Coupon (WAC)                                 8.3280%            8.3601%
           ii   Weighted Average Remaining Term                               130.43             129.31
           iii  Number of Loans                                              103,208             99,478
           iv   Number of Borrowers                                           50,613             48,957
           --------------------------------------------------------------------------------------------



           -------------------------------------------------------------------------------------------------------------------------
       C   Notes and Certificates                   Spread           Balance          % of Pool           Balance          % of Pool
                                                                     12/27/96                             6/25/97
           -------------------------------------------------------------------------------------------------------------------------
           I    Class A-1 Notes         82668P AA3       0.09%    $252,000,000.00         58.819%   $  226,725,195.46       56.237%
           ii   Class A-2 Notes         82668P AB1       0.15%    $161,439,000.00         37.681%   $  161,439,000.00       40.043%
           iii  Certificates            82668P AC9       0.45%    $ 14,996,000.00          3.500%   $   14,996,000.00        3.720%
           =========================================================================================================================
           iv   Total Notes and Certificates                      $428,435,000.00        100.000%   $  403,160,195.46      100.000%
           =========================================================================================================================

       D   Reserve Account                                               12/27/96                               6/25/97
           I    Reserve Account Initial Deposit ($)                 $   6,317,145.00
           ii   Specified Reserve Account Balance ($)               $   6,317,145.00                    $     5,843,926.99
           iii  Current Reserve Account Balance($)                  $   6,317,145.00                    $     5,977,392.81

       E   Pre-Funding Account                                           12/27/96                               6/25/97
           I    Pre-Funding Account Initial Deposit ($)             $  16,552,201.22
           ii   Current Pre-Funding Account Balance ($)             $  16,552,201.22                    $     8,854,462.51

           -------------------------------------------------------------------------------------------------------------------------


  ----------------------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------
  II.           Transactions from:          5/1/97 through       5/31/97

       A   Student Loan Principal Activity
           I    Regular Principal Collections                          $4,254,953.28
           ii   Principal Collections from Guarantor                     $846,608.41
           iii  Principal Reimbursements from Seller and/or Servicer     $170,440.15
           iv   New Serial Loan Purchases (1)                                  $0.00
           v    Liquidation Proceeds (principal)                               $0.00
           vi   Recoveries                                                     $0.00
           vii  Other System Adjustments                                       $0.00
                                                                   -----------------
           viii Total Principal Collections                            $5,272,001.84


       B   Student Loan Non-Cash Principal Activity
           I    Capitalized Interest                                  ($1,071,878.73)
           ii   Realized Losses                                                $0.00
           iii  Other Adjustments                                        $121,471.89
                                                                   -----------------
           iv   Total Non-Cash Principal Activity                       ($950,406.84)


           -------------------------------------------------------------------------
       C   Total Student Loan Principal Activity                       $4,321,595.00
           -------------------------------------------------------------------------


       D   Student Loan Interest Activity
           I    Regular Interest Collections                           $1,649,741.93
           ii   Interest Claims Received from Guarantors                  $53,525.35
           iii  Interest Reimbursements from Seller and/or Servicer        $4,406.46
           iv   Liquidation Proceeds (interest)                                $0.00
           v    Other Systems Adjustments                                      $0.00
           vi   Special Allowance Payments                               $136,834.66
           vii  Subsidy Payments                                         $871,255.35
                                                                   -----------------
           viii Total Interest Collections                             $2,715,763.75


       E   Student Loan Non-Cash Interest Activity
           I    Interest Accrual Adjustment                                  $964.66
           ii   Capitalized Interest                                   $1,071,878.73
                                                                   -----------------
           iii  Total Non-Cash Interest Adjustments                    $1,072,843.39


           -------------------------------------------------------------------------
       F   Total Student Loan Interest Activity                        $3,788,607.14
           -------------------------------------------------------------------------

       (1) No new Serial Loans were purchased during the current Monthly Collection Period.


  ---------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------
  III.     Collection Account Activity

       A   Principal Collections
           I    Principal Payments Received--Cash                                         $5,101,561.69
           ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer         $170,440.15
                                                                                    -------------------
           iii  Total Principal Collections                                               $5,272,001.84

       B   Interest Collections
           I    Interest Payments Received--Cash                                          $1,703,267.28
           ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer           $4,406.46
           iv   Cash Forwarded by Eligible Lender for Special Allowance and
                   Subsidy Payments                                                       $1,008,090.01
                                                                                    -------------------
           v    Total Interest Collections                                                $2,715,763.75

       C   Capitalized Interest Amount                                                    $1,071,878.73

       D   Investment Earnings                                                              $114,135.99

       E   TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                  $9,173,780.31

       F   Servicing Fees Due for Current Monthly Collection Period                         $400,496.72

       G   Unpaid Servicing Fees due from Prior Monthly Collection Periods                        $0.00

       H   Administration Fees Due for Current Monthly Collection Period                     $12,815.90

       I   Unpaid Administration Fees Due from Prior Monthly Collection Periods                   $0.00

           --------------------------------------------------------------------------------------------
       J   Total Fees Due for Period                                                        $413,312.62
           --------------------------------------------------------------------------------------------


  ----------------------------------------------------------------------------------------------------------------------

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IV.      Portfolio Characteristics
                       -----------------------------------------------------------------------------------------------------------
                               Weighted Average Coupon                  # of Loans                               %
----------------------------------------------------------------------------------------------------------------------------------
                                5/31/97       4/30/97            5/31/97          4/30/97            5/31/97            4/30/97
----------------------------------------------------------------------------------------------------------------------------------
STATUS:
In School                       8.0264%       8.0255%              3,396            4,194             3.4138%            4.1843%
Grace                           8.0145%       8.0036%              2,133            1,302             2.1442%            1.2990%
Repayment
   Current                      8.3933%       8.3879%             63,358           61,536            63.6905%           61.3942%
   31-60 Days                   8.3869%       8.4026%              4,236            3,696             4.2582%            3.6875%
   61-90 Days                   8.4044%       8.3845%              1,845            2,277             1.8547%            2.2718%
   91-120 Days                  8.4082%       8.3755%              1,628            1,795             1.6365%            1.7909%
   > 120 Days                   8.3393%       8.3427%              2,712            2,420             2.7262%            2.4144%
                       -----------------------------------------------------------------------------------------------------------
   Total Repayment              8.3919%       8.3865%             74,824           72,708            75.2166%           72.5404%

Deferment                       8.3036%       8.3101%             11,120           13,314            11.1784%           13.2833%
Forbearance                     8.3467%       8.3551%              8,005            8,709             8.0470%            8.6889%
Claims (1)                      8.4055%       8.3602%              1,045              988             1.0505%            0.9857%
----------------------------------------------------------------------------------------------------------------------------------
                 Totals         8.3601%       8.3562%             99,478          100,231           100.0000%          100.0000%
----------------------------------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                   8.6768%       8.6764%              5,688            5,715             5.7178%            5.7018%
Subsidized Stafford             8.1416%       8.1369%             68,253           68,765            68.6112%           68.6065%
Unsub Stafford                  8.1989%       8.1980%             13,362           13,469            13.4321%           13.4380%
SLS                             8.7463%       8.7465%              5,761            5,817             5.7912%            5.8036%
PLS                             8.7480%       8.7480%              6,414            6,465             6.4477%            6.4501%

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                 Totals         8.3601%       8.3562%             99,478          100,231           100.0000%          100.0000%
----------------------------------------------------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                          8.2719%       8.2670%              6,903            6,942             6.9392%            6.9260%
4-year                          8.2402%       8.2361%             74,129           74,710            74.5180%           74.5378%
Consolidation                   8.6768%       8.6764%              5,688            5,715             5.7178%            5.7018%
Graduate                        8.2225%       8.2167%              1,379            1,384             1.3862%            1.3808%
Proprietary/Vocational          8.3363%       8.3291%              9,915           10,005             9.9670%            9.9819%
Not Identified                  8.2732%       8.2690%              1,464            1,475             1.4717%            1.4716%

----------------------------------------------------------------------------------------------------------------------------------
                 Totals         8.3601%       8.3562%             99,478          100,231           100.0000%          100.0000%
----------------------------------------------------------------------------------------------------------------------------------




                       ------------------------------------------------------------------
                                        Principal Amount                       %
-----------------------------------------------------------------------------------------
                                      5/31/97          4/30/97         5/31/97    4/30/97
-----------------------------------------------------------------------------------------
STATUS:
In School                       11,422,520.93    14,196,460.73         3.0356%    3.7300%
Grace                            6,973,395.14     4,067,249.23         1.8532%    1.0686%
Repayment
   Current                     240,766,875.95   235,555,334.38        63.9856%   61.8898%
   31-60 Days                   15,680,300.19    14,106,352.92         4.1672%    3.7063%
   61-90 Days                    7,011,132.21     8,567,767.39         1.8633%    2.2511%
   91-120 Days                   6,297,196.83     6,703,526.76         1.6735%    1.7613%
   > 120 Days                    9,745,168.23     8,777,024.99         2.5899%    2.3061%
                       ------------------------------------------------------------------
   Total Repayment             283,202,458.78   276,996,787.09        75.2632%   72.7782%

Deferment                       41,296,154.76    48,689,389.98        10.9748%   12.7927%
Forbearance                     33,388,130.08    36,654,589.93         8.8732%    9.6306%
Claims (1)                       3,701,785.37     3,286,558.38         0.9838%    0.8635%
-----------------------------------------------------------------------------------------
                 Totals        376,282,659.69   380,604,254.69       100.0000%  100.0000%
-----------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                   98,012,665.17    98,616,546.22        26.0476%   25.9105%
Subsidized Stafford            188,455,058.95   191,365,200.32        50.0834%   50.2793%
Unsub Stafford                  44,963,101.92    45,615,604.60        11.9493%   11.9850%
SLS                             21,101,764.23    21,067,710.34         5.6080%    5.5353%
PLS                             23,750,069.42    23,939,193.21         6.3118%    6.2898%

-----------------------------------------------------------------------------------------
                 Totals        376,282,659.69   380,604,254.69       100.0000%  100.0000%
-----------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                          17,309,172.84    17,497,925.25         4.6000%    4.5974%
4-year                         231,851,128.11   234,922,078.42        61.6162%   61.7235%
Consolidation                   98,012,665.17    98,616,546.22        26.0476%   25.9105%
Graduate                         6,628,713.94     6,645,937.27         1.7616%    1.7462%
Proprietary/Vocational          18,048,942.59    18,396,750.96         4.7966%    4.8336%
Not Identified                   4,432,037.04     4,525,016.57         1.1778%    1.1889%

-----------------------------------------------------------------------------------------
                 Totals        376,282,659.69   380,604,254.69       100.0000%  100.0000%
-----------------------------------------------------------------------------------------






                       (1) Claims Information

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Claim Status           5/31/97         WAC           # of Loans         % of Loans       Principal Amount   % of Principal
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Claims Pending (2)                                 8.4055%         1045                1.0505%    3,701,785.37               0.9838%
Aged Claims Rejected (3)                           0.0000%            0                0.0000%            0.00               0.0000%
------------------------------------------------------------------------                 -------------------
-------------------------------------------------------------------------------------------------------------------------------
                                Totals             8.4055%         1045                1.0505%    3,701,785.37               0.9838%
-------------------------------------------------------------------------------------------------------------------------------

(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims rejected (subject to cure) aged 6 months or more;  also includes claims deemed incurable pending repurchase.

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         ----------------------------------------------------------------------------------------------------------------------
         V.       Interest Calculation

              A   Borrower Interest Accrued During Collection Period                              2,378,344.11
              B   Interest Subsidy Payments Accrued During Collection Period                       $305,290.42
              C   SAP Payments Accrued During Collection Period                                     $62,836.02
              D   Monthly Rebate Fees Accrued During Collection Period                             ($79,499.57)
              E   Investment Earnings                                                              $114,135.99
                                                                                           -------------------
              F   Net Expected Interest Collections                                              $2,781,106.97


              G   Student Loan Rate
                  I    Days in Collection Period     5/1/97-5/31/97                                         31
                  ii   Net Expected Interest Collections                                         $2,781,106.97
                  iii  Servicing Fee                                                               $400,496.72
                  iv   Administration Fee                                                           $12,815.90
                  v    Total Pool Balance at Beginning of the Collection Period                 384,476,854.47
                  vi   Student Loan Rate                                                               7.15179%
                                                     Interest Dist.
                                                     Factor (per $1,000) Accrual Period
                                                     ------------------- --------------
              H   Class A-1 LIBOR Based Interest Rate                                                  5.77750%
              I   Class A-1 Rate                        4.187305952     5/27/97-6/24/97                5.77750%
              J   Class A-2 LIBOR Based Interest Rate                                                  5.83750%
              K   Class A-2 Rate                        4.702430577     5/27/97-6/24/97                5.83750%
              L   Certificate LIBOR Based Interest Rate                                                6.13750%
              M   Certificate Rate                      4.944097093     5/27/97-6/24/97                6.13750%


         ----------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
         VI.      Inputs From Previous Servicing Reports                    5/27/97


              A   Total Student Loan Pool Outstanding
                  I    Current Principal Balance                             380,604,254.69
                  ii   Interest to be Capitalized                              3,872,599.78
                                                                          -----------------
                  iii  Total Student Loan Pool Outstanding                   384,476,854.47

              B   Total Note and Certificate Factor                               1.0000000

              C   Total Note and Certificate Balance                        $403,160,195.46



                  ---------------------------------------------------------------------------------------------------------------
              D   Balance                          5/27/97                     Class A-1         Class A-2         Certificates
                  ---------------------------------------------------------------------------------------------------------------
                  I    Current Factor -5/27/97                                 0.8997031566       1.0000000000       1.0000000000
                  ii   Principal Shortfall                                             0.00               0.00               0.00
                  iii  Expected Balance                                      226,725,195.46     161,439,000.00      14,996,000.00
                                                                          -------------------------------------------------------
                  iv   Balance                                               226,725,195.46     161,439,000.00      14,996,000.00
              E   Interest Shortfall                                                   0.00               0.00               0.00
              F   Interest Carryover                                                   0.00               0.00               0.00
                  ---------------------------------------------------------------------------------------------------------------


              G   Reserve Account Balance                                  $   5,977,392.81
              H   Pre-Funding Account Balance                              $   9,926,341.24
              I   Unpaid Servicing Fees from Prior Month(s)                            0.00
              J   Unpaid Administration fees from Prior Month(s)                       0.00


         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------
         VII. Waterfall for Distributions
                                                                                                                     Remaining
                                                                                                                   Funds Balance
                                                                                                                 ------------------
              A   Monthly Available Funds remaining from Prior Monthly Collection Periods        $4,376,921.75      $4,376,921.75

              B   Monthly Available Funds for Current Monthly Period                             $9,173,780.31     $13,550,702.06

              C   Draws from Reserve Fund                                                                $0.00     $13,550,702.06

              D   Servicing Fees due for Current Monthly Period and unpaid from Prior Months       $400,496.72     $13,150,205.34

              E   Administration Fees due for Current Monthly Period and unpaid from
                  Prior Months                                                                      $12,815.90     $13,137,389.44

              F   Noteholders' Interest Distribution Amount
                  I                    Class A-1                                                 $1,055,201.10     $12,082,188.34
                  ii                   Class A-2                                                   $759,155.69     $11,323,032.65
                                                                                              -------------------
                  iii                  Total Noteholders' Interest Distribution                  $1,814,356.79

              G   Certificateholders' Interest Distribution Amount                                  $74,141.68     $11,248,890.97

              H   Monthly Available Funds Remaining                                             $11,248,890.97


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         VIII.Distributions

              --------------------------------------------------------------------------------------------------------------------
          A   Distribution Amounts                                              Class A-1           Class A-2         Certificates
                                                                                ---------           ---------         ------------
              I        Monthly Interest Due                                   $1,055,201.10        $759,155.69         $74,141.68
              ii       Monthly Interest Paid                                  $1,055,201.10        $759,155.69         $74,141.68
                                                                          -------------------------------------------------------
                       Interest Shortfall                                             $0.00              $0.00              $0.00

              iii      Interest LIBOR Carryover Due                                   $0.00              $0.00              $0.00
              iv       Interest LIBOR Carryover Paid                                  $0.00              $0.00              $0.00
                                                                          -------------------------------------------------------
                       Interest LIBOR Carryover                                       $0.00              $0.00              $0.00

              v        Interest Carryover Shortfall Due                               $0.00              $0.00              $0.00
              vi       Interest Carryover Shortfall Paid                              $0.00              $0.00              $0.00
                                                                          -------------------------------------------------------
                       Carryover Shortfall                                            $0.00              $0.00              $0.00
              -------------------------------------------------------------------------------------------------------------------
              vii      Total Distribution Amount                              $1,055,201.10        $759,155.69         $74,141.68
              -------------------------------------------------------------------------------------------------------------------

          B   Total Interest Distribution                                     $1,888,498.47
                                                                          -----------------
          C   Total Cash Distributions-Notes and Certificates                 $1,888,498.47

              -----------------------------------------------------------------------------
          D   Note & Certificate Balances                    6/25/97           5/27/97
              I        A-1 Note Balance                  $  226,725,195.46  $226,725,195.46
                       A-1 Note Pool Factor                   0.8997031566     0.8997031566

              ii       A-2 Note Balance                     161,439,000.00   161,439,000.00
                       A-2 Note Pool Factor                   1.0000000000     1.0000000000

              iii      Certificate Balance                   14,996,000.00    14,996,000.00
                       Certificate Pool Factor                1.0000000000     1.0000000000

              -----------------------------------------------------------------------------

          G   Reserve Account Reconciliation
              I        Beginning of Period Balance                                               $5,977,392.81
              ii       Draws for payment of:
                          Servicing Fees                                                                 $0.00
                          Administration Fees                                                            $0.00
                          Noteholders' Interest Distribution Amount                                      $0.00
                          Certificateholders' Interest Distribution Amount                               $0.00
                          Noteholders' Principal Distribution Amount                                     $0.00
                          Certificateholders' Principal Distribution Amount                              $0.00
                                                                                           -------------------
              iii      Total Reserve Account Balance Available                                   $5,977,392.81
              iv       Specified Reserve Account Balance                                         $5,843,926.99
              v        Ending Reserve Account Balance                                            $5,977,392.81

          H   Pre-Funding Account Reconciliation
              I        Balance as of prior Payment Date                                    $      9,926,341.24
              ii       Draw for Accrued Interest                                                 $1,071,878.73
              iii      Draw for Serial Loan Purchases prior to previous Payment Date                     $0.00
              iv       Draw for Serial Loan Purchases after previous Payment Date                        $0.00
                                                                                           -------------------
              v        Current Pre-Funding Account Balance                                 $      8,854,462.51

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